UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported)     06-10-03
                                                          --------------------


                                   Rapidtron, Inc.
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             (Exact name of registrant as specified in its charter)


            Nevada                000-31713                  88-0455472
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(State or other jurisdiction     (Commission                (IRS Employer
      of incorporation           File Number)             Identification No.)


       3151 Airway Avenue, Costa Mesa, California              92626-4627
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        (Address of principal executive offices)               (Zip Code)

       Registrant's telephone number, including area code     949-759-9400


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          (Former name or former address, if changed since last report)

ITEM  4.     CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.

     a) Effective on or about June 10, 2003, we terminated the services of our principal independent auditor, Beckstead & Watts, LLP, 3340 Wynn Road, Suite #C, Las Vegas, NV 89102, telephone number (702) 528-1984 (the "Former Accountant").

          i.     We  dismissed  the  Former  Accountant.

          ii. No adverse opinion or disclaimer of opinion was made during the past two years by the Former Accountant, and no opinion of the Former Accountant was qualified or modified as to uncertainty, audit scope or accounting principals.

          iii. The change in auditors was recommended by our Board of Directors.

          iv. During the two most recent fiscal years and the interim period preceding such dismissal, we are not aware of any disagreements with the Former Accountant on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of the Former Accountant, would have caused it to make references to the subject matter of the disagreement(s) in connection with its report.

          v. We are not aware of any reportable events that have occurred during the two most recent fiscal years and the interim period preceding the dismissal of the Former Accountant.

     b) We have engaged a new principal independent accountant effective on or about June 10, 2003, to act as an independent accountant to audit both our financial records and that of our subsidiary, Rapidtron, Inc., a Delaware


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corporation,  upon  which  we will rely in reports filed with the Securities and
Exchange Commission. Our new accountant is SQUAR, MILNER, REEHL & WILLIAMSON, LLP, 4100 Newport Place, Suite 300, Newport Beach, California 92660, telephone number 949-222-2999, fax 949-222-2989 (the "New Accountant"). During the two most recent fiscal years and the interim period preceding the appointment of the New Accountant, we have not consulted the New Accountant regarding either:

          (i) The application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and neither a written report nor advice was provided to us that the New Accountant concluded was an important factor considered by us in reaching a decision as to the accounting or financial reporting issue; or

          (ii) Any matter that was either the subject of a disagreement or a reportable event (as defined in Regulation S-B, Item 304(a)(1)).

ITEM  7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)     Exhibits.

        16.1   Letter  to Squar, Milner, Reehl & Williamson, LLP, dated June 11,
               2003

        16.2   Letter to Beckstead & Watts, LLP , dated June 11, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  RAPIDTRON, INC., a Nevada corporation

Date:  June 11, 2003              By:  /s/  John  Creel
                                  ----------------------------------------------
                                  John  Creel,
                                  Chief  Executive  Officer

                                  By:  /s/  Steve  Meineke
                                  ----------------------------------------------
                                  Steve  Meineke,
                                  Principal  Financial  Officer


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